EXHIBIT 10.9

                     FIRST AMENDMENT TO INVESTMENT AGREEMENT


        THIS AGREEMENT (the "Agreement") is entered into as of August 29, 2000, by and among Merchant Online.com, Inc., a corporation duly organized and existing under the laws of the State of Florida (the "Company") and SWARTZ PRIVATE EQUITY, LLC (hereinafter referred to as "Swartz").

                                    RECITALS:

        WHEREAS, the Company and Swartz entered into an Investment Agreement dated on or about January 15, 2000, a copy of which is attached as Exhibit A hereto.

        WHEREAS, the Company and the Holder desire to into this amendment agreement.


                                     TERMS:

        NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.      Amendment to Section 2.3.8 of the Investment Agreement.

        The first paragraph of Section 2.3.8 of the Investment Agreement is hereby amended to remove the phrase "(or such other time or later date as is mutually agreed to by the Company and the Investor)" from the second sentence of such section.

2. No Further Modification. Except as set forth in this Agreement, all of the terms and provisions of the Investment Agreement shall remain unmodified and in full force and effect.

        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of this 29TH day of August, 2000.

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MERCHANTONLINE.COM, INC.                     HOLDER:
                                             SWARTZ PRIVATE EQUITY, LLC


Signed: /s/ TAREK KIRSCHEN                   Signed: /s/ ERIC S. SWARTZ
        ------------------------------------         --------------------------
Print Name: Tarek Kirschen                               Eric S. Swartz, Manager
Title: Chairman and Chief Executive Officer
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